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EXHIBIT 10.6

                   Intellectual Property Assignment Agreement
                   ------------------------------------------

         WHEREAS, Lau Acquisition Corp. d/b/a Lau Technologies, a Massachusetts corporation ( "Assignor") is the owner of the United States and foreign Letters Patents and patent applications ("Patents and Applications") and United States trademark registrations ("Trademarks") that are specifically identified and listed in the schedule attached hereto, incorporated herein, and made a part hereof (hereinafter collectively the "Intellectual Property"); and

         WHEREAS, Viisage Technology, Inc. (hereinafter "Assignee"), a corporation organized under the laws of the State of Delaware, is desirous of acquiring all right, title, and interest in and to the Intellectual Property;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, and intending to be legally bound hereby, Assignor does hereby sell, assign, transfer, and set over unto Assignee, its successors and assigns, Assignor's entire right, title, and interest in and to the Intellectual Property, including any continuation, divisional, or reissue applications of the Patents and Applications thereof and any renewals of registrations or foreign trademark filings for Trademarks thereof, in the United States and throughout the world, together with any income, royalties, damages, goodwill or payment due or payable as of the date hereof or hereafter with respect to the Intellectual Property, including, without limitation, any claims for damages by reason of past, present or future infringement or other unauthorized use of the Intellectual Property, with the right to sue for, and collect the same for the Assignee's own use and enjoyment, and for the use and enjoyment of its successors and

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assigns, the same to be held and enjoyed by the Assignee, its successors and assigns, as fully as the same would have been held and enjoyed by the Assignor had this assignment not been made.

         And for the consideration aforesaid, Assignor agrees that Assignor will, upon request: execute and deliver to Assignee any additional papers, including any separate assignments of the Intellectual Property, reasonably necessary to record this Assignment in the United States and throughout the world; generally do all other lawful acts reasonable and necessary to record this Assignment in the United States and throughout the world; execute all lawful papers reasonable and necessary for Assignee to obtain grant of Letters Patent from any of the Applications and from any continuing, divisional, or reissue applications thereof, and to vest Assignor's rights therein hereby conveyed to Assignee as fully and entirely as the same would have been held by Assignor if this assignment had not been made; and execute all lawful papers reasonable and necessary in connection with any interference that may be declared concerning any of the Patents or Applications, or any continuation, divisional, or reissue thereof, or any Letters Patent issued from any such Application, or continuation, divisional, or reissue application, and to cooperate with Assignee in any way reasonable and necessary to obtain and produce evidence in any such interference. Assignor hereby authorizes and requests government patent office officials in the United States and in any foreign countries to issue any and all Letters Patent resulting from the Applications to Assignee. Assignor hereby grants Assignee or its legal representative the power to insert on this Assignment any further accurate identification of Assignee, the Patents, and/or the Applications and/or the Trademarks that is necessary in order to comply with the rules of patent offices and trademark offices in the United States or foreign countries for the purpose of recording this Assignment.

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         IN WITNESS WHEREOF, Assignor have caused this instrument to be signed by a duly authorized corporate officer and its corporate seal to be affixed effective as of the 10th day of January, 2002.

                                LAU ACQUISITION CORP.
                                d/b/a LAU TECHNOLOGIES

                                By /s/ Joanna T. Lau
                                   --------------------------------------------
                                   Name:   Joanna T. Lau
                                   Title:  President and Chief Executive Officer

                                VIISAGE TECHNOLOGY, INC.


                                By /s/ Thomas J. Colatosti
                                   --------------------------------------------
                                   Name:   Thomas J. Colatosti
                                   Title:  President and Chief Executive Officer